                                                                   Exhibit 10.03

                               AUTOWEB.COM, INC.
                          STOCK REPURCHASE AGREEMENT

     THIS STOCK REPURCHASE AGREEMENT (the "Agreement") is made and entered into by and between Autoweb.com, Inc., a California corporation (the "Company"), and Farhang Zamani (the "Seller").

                                   RECITALS
                                   --------

     A. The Seller owns shares of the Company's issued and outstanding Series A Preferred Stock (the "Shares").

     B. The Company wishes to repurchase and the Seller wishes to sell Shares subject to the terms and conditions set forth herein.

                                  AGREEMENT
                                  ---------

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, it is hereby agreed by and among the parties hereto as follows:

     1. Repurchase of Shares. Effective as of the date hereof, the Seller hereby
        --------------------
sells, assigns, transfers and delivers to the Company and the Company hereby purchases from the Seller, all of his right, title and interest in that number of Shares equal to $500,000.00 (the "Purchase Price") divided by the Series C Conversion Price (as adjusted pursuant to Article III.B Section 4(e) of the Second Amended and Restated Articles of Incorporation). The Seller shall deliver the stock certificate evidencing the Shares, duly endorsed for transfer to the Company (or shall instruct the escrow agent holding the certificate evidencing the Shares to effect such transfer of the certificate) and the Company shall deliver the Purchase Price to the Seller.

     2. Representations of the Seller. Seller represents and warrants that he is
        -----------------------------
the lawful and beneficial owner of the Shares free and clear of any and all liens, encumbrances, restrictions and claims of any kind and the Seller has full legal right, power, and authority to sell, assign, transfer and convey the Shares in accordance with the terms of the Agreement. In addition, the Seller realizes that the value of the Company's common stock may increase or decrease in the future, and the Seller and his or her successors and assigns hereby release the Company from any claims based on or arising out of this Agreement.

     3. Successors and Assigns. This Agreement shall inure to the benefit of and
        ----------------------
be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     4.   Further Action.  The parties agree to execute such further instruments
          --------------
and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     5.   Severability.  If any provision of this Agreement is held by a court
          ------------
of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions of this Agreement shall continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and intent of this Agreement.

     6.   Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
between Seller and the Company with respect to the subject matter contained herein, and cancels and revokes any prior understandings or agreements between Seller and the Company with respect to such subject matter.

     7.   Counterparts.  This Agreement may be executed in one or more
          ------------
counterpart, each which shall be an original, but all of which together shall be deemed to be one and the same instrument.

     8.   Governing Law.  This Agreement shall be governed and construed in
          -------------
accordance with the laws of the State of California.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the dates set forth below.

                                                AUTOWEB.COM, INC.


                                                By: /s/ Payam Zamani
                                                   -----------------------------

                                                Title:  EVP
                                                      --------------------------

                                                Date:           5/7/98
                                                     ---------------------------


                                                /s/ Farhang Zamani
                                                --------------------------------
                                                Farhang Zamani

                                                Date:           5/7/98
                                                     ---------------------------


                                       2